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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): June 25, 2003

                                  LEXENT INC.
               (Exact Name of Registrant as Specified in Charter)

   Delaware                        000-31105                    13-3990223
(State Or Other                   (Commission                  (IRS Employer
Jurisdiction Of                   File Number)               Identification No.)
Incorporation)

                              Three New York Plaza
                            New York New York 10004

              (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code (212) 981-0700
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Item 5. Other Events and Regulation FD Disclosure.

On June 25, 2003, Lexent Inc. announced the delisting of Lexent's common stock from The Nasdaq National Market effective with the open of business on Thursday, June 26, 2003, as a result of Lexent's failure to regain compliance with the independent directors and audit committee composition requirements for continued listing. A copy of Lexent's press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On June 27, 2003, Lexent Inc. announced that Norman G. Fornella, Lexent's Executive Vice President and Chief Financial Officer has resigned from Lexent, effective June 30, 2003, in order to pursue other business opportunities. A copy of Lexent's press release is being filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

      (c) Exhibits

      99.1 Press release dated June 25, 2003.

      99.2 Press release dated June 27, 2003.


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                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LEXENT INC.

                                    By: /s/ Noah Franzblau
                                        -------------------
                                        Noah Franzblau
                                        Secretary and General Counsel

Date: June 30, 2003


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